EXHIBIT 10.12
swissfirst
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swissfirst Bank AG

                               OTC Contract Note


Buyer:                           swissfirst Bank AG
                                 Herrn T. Maag
                                 Fax 01 204 81 81

Seller:                          Roche Holdings, Inc.
                                 Mr. Marcel F. Kohler
                                 Wilmington, DE 19801

Number of Contracts:             93,824

Call/Put:                        Call

Option Style:                    European

Underlying:                      Laboratory Corp of America Holdings

Security Number:                 US50540R4092

Multiplier                       1

Trade Date:                      12, February, 2002

Value Date:                      15, February, 2002

Expiration Date:                 20, September, 2002

Strike Price:                    USD 75.

Price Per Option:                USD 13.27

Total Premium:                   USD 1,245,044,48

Total Underlying Value:          USD 7,036,800

Payment Instructions:            your account 3671_0 at swissfirst Bank AG
                                 will be credited
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To be transmitted by telefax to swissfirst Bank AG:
                                             Telefax Number +4441-1-204 81 81
Acknowledged by: Roche Holdings, Inc.